Dividends	6 Months Ended
Jun. 30, 2022
Dividends
Dividends

13. Dividends

The 2021 final dividend was approved by shareholders at the Annual General Meeting on 28 April 2022 and the payment made on 4 May 2022 to shareholders on the register at the close of business on 18 March 2022.

NatWest Group plc announces an interim dividend for 2022 of £364 million, or 3.5 pence per ordinary share. The interim dividend will be paid on 16 September 2022 to shareholders on the register at close of business on 26 August 2022. The ex-dividend date will be 25 August 2022.

NatWest Group plc also announces that the directors have recommended a special dividend of £1,750 million, or 16.8 pence per share, and associated share consolidation, each will be subject to shareholder approval at a General Meeting on 25 August 2022. A circular containing details of the special dividend and share consolidation, as well as a notice convening a General Meeting of shareholders and a class meeting of ordinary shareholders and details of the resolutions to be considered at that General Meeting and class meeting, is expected to be published shortly. If approved by shareholders, assuming that all other conditions are satisfied, the special dividend is expected to be paid on 16 September 2022 to shareholders on the register on 26 August 2022. The ex-entitlement date for the special dividend will be 30 August 2022.